UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

INTUIT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue, Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 944-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 par value	INTU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 23, 2025, Intuit Inc. (the "Company") held its Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to provide for the exculpation from liability for certain officers of the Company to the fullest extent permitted by Delaware law (the “Amendment”) (as described below in Item 5.07). The Amendment is described further in the Company’s Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on November 27, 2024. The text of the Amendment, which is set forth in the Proxy Statement under Proposal No. 4, is incorporated herein by reference. On January 27, 2025, to effect the Amendment, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective upon its filing.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
On January 23, 2025, at the Meeting, stockholders:

1.Elected thirteen persons to serve as directors of the Company;
2.Approved, on an advisory basis, the Company’s executive compensation;
3.Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for the fiscal year ending July 31, 2025; and
4.Approved an amendment to the Company's Certificate of Incorporation to limit the liability of certain officers in accordance with recent Delaware law amendments.
Set forth below are the number of votes cast for or against, the number of abstentions and the number of any broker non-votes with respect to each proposal, which is described in detail in the Proxy Statement.

1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Eve Burton	224,270,612	8,107,260	152,734	20,422,489
Scott D. Cook	231,379,584	1,028,476	122,546	20,422,489
Richard L. Dalzell	231,062,690	1,307,434	160,482	20,422,489
Sasan K. Goodarzi	231,573,377	824,013	133,216	20,422,489
Deborah Liu	228,936,240	3,441,824	152,542	20,422,489
Tekedra Mawakana	226,383,051	5,987,234	160,321	20,422,489
Suzanne Nora Johnson	214,808,134	16,858,152	864,320	20,422,489
Forrest Norrod	231,428,952	943,161	158,493	20,422,489
Vasant Prabhu	231,415,241	950,103	165,262	20,422,489
Ryan Roslansky	230,458,309	1,906,822	165,475	20,422,489
Thomas Szkutak	225,637,819	6,281,298	611,489	20,422,489
Raul Vazquez	231,027,768	1,336,630	166,208	20,422,489
Eric S. Yuan	228,428,159	3,298,370	804,077	20,422,489

2.Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
213,172,266	19,185,044	173,296	20,422,489

3.Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending July 31, 2025

For	Against	Abstain
236,388,064	16,342,032	222,999

4. Approval of an amendment to the Company's Certificate of Incorporation to limit the liability of     certain officers in accordance with recent Delaware law amendments

For	Against	Abstain	Broker Non-Votes
197,994,755	34,337,882	197,969	20,422,489

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	INTUIT INC.

	By:	/s/ Sandeep S. Aujla
Sandeep S. Aujla
Executive Vice President and Chief Financial Officer